Exhibit 10.1

Execution Version

THIRD AMENDMENT

THIRD AMENDMENT, dated as of August 29, 2022 (this “Amendment”), among 1-800-Flowers.com, Inc. (the “Company”), the subsidiary borrowers party hereto (together with the Company, the “Borrowers”), the subsidiary guarantors party hereto (the “Guarantors”), the lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the other entities party hereto. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, the lenders party thereto (the “Lenders”), the Administrative Agent and the other agents and entities party thereto are party to that certain Second Amended and Restated Credit Agreement, dated as of May 31, 2019 (as amended by the First Amendment, dated as of August 20, 2020, as further amended by the Second Amendment, dated as of November 8, 2021, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as further amended by this Amendment, the “Amended Credit Agreement”).

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans to the Borrowers;

WHEREAS, the Company wishes to effect certain amendments to the Credit Agreement in accordance with Section 10.02(b) of the Credit Agreement;

WHEREAS, the Lenders party hereto constituting Required Lenders under the Credit Agreement, the Loan Parties and the Administrative Agent are willing to agree to the terms of this Amendment and the amendments to the Credit Agreement effected hereby; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree as follows:

ARTICLE 1.
    AMENDMENTS TO THE CREDIT AGREEMENT

(a) Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.11. Financial Covenants.(a) Consolidated Leverage Ratio. The Company will not permit the Consolidated Leverage Ratio to exceed (i) as of the end of the Reference Period ending on or nearest to September 30, 2022, 4.25 to 1.00 (or, with respect to any other Section of this Agreement requiring compliance with this Section 7.11 (other than Section 6.01(c)), 3.25 to 1.00) and (ii) beginning with the Reference Period ending on or nearest to December 31, 2022 and thereafter (A) 2.50 to 1.00, as of the end of each Reference Period ending on or nearest to March 31, June 30 and December 31 of any fiscal year and (B) 3.25 to 1.00, as of the end of the Reference Period ending on or nearest to September 30, 2023 (such required level of Consolidated Leverage Ratio from time to time, the “Required Ratio”); provided that, the Required Ratios set forth above shall be temporarily increased by the Applicable Increase upon and following the consummation of a Material Acquisition (it being understood, for the avoidance of doubt, that (i) in no event shall the Required Ratio for any Reference Period ending on or nearest to September 30 of any fiscal year exceed 4.00 to 1.00 (other than, as set forth above, the Reference Period ending on or nearest to September 30, 2022, for which it shall not exceed 4.25 to 1.00) and (ii) no more than one such Applicable Increase shall be in effect at any time). (b) Consolidated Fixed Charge Coverage Ratio. The Company will not permit the Consolidated Fixed Charge Coverage Ratio as at the last day of any fiscal quarter of the Company to be less than (i) 1.00 to 1.00, as at the last day of the fiscal quarters ending on or nearest to September 30, 2022, December 31, 2022 and March 31, 2023 (or, with respect to any other Section of this Agreement requiring compliance with this Section 7.11 (other than Section 6.01(c)), 1.50 to 1.00) and (ii) 1.50 to 1.00, as at the last day of the fiscal quarter ending on or nearest to June 30, 2023 and each quarter thereafter.

(b) The definition of “Capital Expenditures” is hereby amended and restated in its entirety as follows:

“Capital Expenditures” means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by the Company or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP; provided that, for purposes of calculating the Consolidated Fixed Charge Coverage Ratio, there shall be excluded from Capital Expenditures expenditures made by the Company and its Subsidiaries in connection with (A) acquisition, construction, and/or development of housing facilities for harvesting employees and laborers, in an aggregate amount not to exceed, during the Reference Period ending on June 30, 2019 and thereafter, $4,000,000 and (B) logistical and distribution automation projects, in an aggregate amount not to exceed $35,000,000 (with amounts excluded in respect of such projects in any applicable Reference Period to be equal to the actual expenditures during such Reference Period).

(c) The references to “Consolidated Fixed Charge Ratio” in Section 7.07(d) of the Credit Agreement are hereby deleted and replaced with “Consolidated Fixed Charge Coverage Ratio”.

ARTICLE 2.
    REPRESENTATIONS AND WARRANTIES

Each of the Borrowers represents and warrants (as to itself and each of its Subsidiaries) to the lenders party hereto that:

(a)    The execution, delivery and performance of this Amendment are within each Borrower’s and each other Loan Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Amendment has been duly executed and delivered by each Loan Party party hereto and this Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of each such Loan Party, enforceable against each such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    The representations and warranties set forth in Article IV of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) immediately prior to and as of the Third Amendment Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(c)    At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

ARTICLE 3.
    CONDITIONS PRECEDENT

This Amendment shall become effective on the first date on which the following conditions have been satisfied or waived (the “Third Amendment Effective Date”):

(a)    Executed Counterparts. The Administrative Agent shall have received executed counterparts of this Amendment from each Loan Party and Lenders constituting Required Lenders under the Credit Agreement.

(b)    Officer’s Certificate. The Administrative Agent shall have received a certificate dated the Third Amendment Effective Date and signed by a senior executive officer of the Company, certifying on behalf of the Company the accuracy of the representations and warranties set forth in Article 2 hereof.

(c)    Fees and Expenses. All fees and expenses required to be paid or reimbursed (and, in the case of expenses, invoiced at least two Business Days before the Third Amendment Effective Date) to the Administrative Agent and the lenders party hereto shall have been paid in full in cash on or before the Third Amendment Effective Date.

(d)    USA PATRIOT Act, Beneficial Ownership. The Administrative Agent and any lender party hereto shall have received, at least 3 Business Days prior to the Third Amendment Effective Date, all documentation and other information with respect to the Loan Parties that shall have been reasonably requested by the Administrative Agent or any lender party hereto in writing at least 5 Business Days prior to the Third Amendment Effective Date that the Administrative Agent or any lender party hereto reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and 31 C.F.R. § 1010.230.

ARTICLE 4.

GENERAL

(a)    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any Default or Event of Default, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Amended Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Company or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of Lenders or Administrative Agent, or any of them, under or with respect to any such documents.

(b)    Construction. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(c)    Acknowledgement and Reaffirmation. By its execution hereof, each of the Company and the other Loan Parties party hereto hereby expressly agrees, with respect to each Loan Document to which it is a party (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of this Amendment, (b) nothing contained in this Amendment shall be construed as a substitution or novation of its obligations, liabilities and indebtedness under such Loan Document and (c) all of the liens and security interests created by and arising under such Loan Document remain in full force and effect on a continuous basis, regardless of the effectiveness of this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related Guarantees.

(d)    Execution in Counterparts; Loan Document. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

(e)    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(f)    Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

(g)    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)    Incorporation by Reference. The provisions of Sections 10.09(b), 10.09(c), 10.09(d) and 10.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

1-800-FLOWERS.COM, INC.

By:	/s/ William E. Shea
Name: William E. Shea
Title: Senior Vice President, Treasurer and Chief Financial Officer

[Signature Page to Third Amendment]

  SUBSIDIARY BORROWERS:

BLOOMNET, INC.

NAPCO MARKETING CORP.

DESIGNPAC GIFTS LLC

800-FLOWERS, INC.

CHERYL & CO.

THE POPCORN FACTORY, INC.

By:      /s/ William E. Shea
Name: William E. Shea
Title: Vice President and Treasurer

HARRY & DAVID HOLDINGS, INC.

HARRY AND DAVID, LLC

By:      /s/ William E. Shea
Name: William E. Shea
Title: Vice President

[Signature Page to Third Amendment]

SUBSIDIARY GUARANTORS:

CONROY’S, INC.

1-800-FLOWERS RETAIL INC.

1-800-FLOWERS TEAM SERVICES, INC.

1-800-FLOWERS.COM FRANCHISE CO., INC.

BLOOMNET, INC.

CELEBRATIONS.COM, LLC

DESIGNPAC CO., INC.

FLOWERAMA OF AMERICA, INC.

GREAT FOODS, LLC

GUARDED REALTY HOLDINGS, LLC

NAPCO MARKETING CORP.

FRESH GIFT CARDS, INC.

DESIGNPAC GIFTS LLC

1-800-FLOWERS SERVICE SUPPORT CENTER, INC.

800-FLOWERS, INC.

CHERYL & CO.

MYFLORIST.NET, LLC

PERSONALIZATION UNIVERSE, LLC

THE POPCORN FACTORY, INC.

PERSONALIZATIONMALL.COM, LLC

SHARI'S BERRIES.COM, LLC

By:         /s/ William E. Shea
   Name: William E. Shea
   Title: Vice President and Treasurer

HARRY & DAVID HOLDINGS, INC.

HARRY AND DAVID, LLC

BEAR CREEK ORCHARDS, INC.

HARRY & DAVID OPERATIONS, INC.

By:         /s/ William E. Shea
   Name: William E. Shea
   Title: Vice President

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as

Administrative Agent and a Lender

 By: /s/ Alicia Schreibstein

 Name: Alicia Schreibstein

 Title: Executive Director

[Signature Page to Third Amendment]

WELLS FARGO BANK, NATIONAL

ASSOCIATION, as

a Lender

By: /s/ Michael Zick

Name: Michael Zick

Title: Senior Vice President

[Signature Page to Third Amendment]

Citibank, N.A., as

a Lender

By: /s/ Jennifer R. Acerra

Name: Jennifer R. Acerra

Title: Authorized Signer

[Signature Page to Third Amendment]

BANK OF AMERICA, N.A., as

a Lender

By: /s/ Martha Novak

Name: Martha Novak

Title: Senior Vice President

[Signature Page to Third Amendment]

TD Bank, N.A., as

a Lender

By: /s/ John Topolovec

Name: John Topolovec

Title: Vice President

[Signature Page to Third Amendment]

Capital One, National Association, as

a Lender

By: /s/ Joseph DiLeo

Name: Joseph DiLeo

Title: Duly Authorized Signatory

[Signature Page to Third Amendment]

KeyBank, N.A., as

a Lender

By: /s/ John Macken

Name: John Macken

Title: Senior Vice President

[Signature Page to Third Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Andrew Wulff

Name: Andrew Wulff

Title: Senior Vice President #23405

[Signature Page to Third Amendment]